Fair value measurements	12 Months Ended
Mar. 31, 2015
Fair value measurements
Fair value measurements

22Fair value measurements

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Trading securities and available-for-sale equity securities — based on quoted market prices on the last trading value as of March 31, 2015. Such investments are classified as Level 1 in the hierarchy.

Short-term financial instruments (including cash and cash equivalents, accounts receivable, accounts payable, accrued expenses, other receivables/payables, amounts due to related parties, and short-term bank loan) — cost approximates their respective fair values due to their short-term nature.

Convertible notes — the estimated fair value was US$176,640 and US$218,666 (RMB1,355,511) as of March 31, 2014 and 2015 based on the level 3 valuation technique as compared to a carrying value of RMB777,753 and RMB815,851 (US$131,610) as of March 31, 2014 and 2015. The estimated fair value of the convertible notes is based on a mark-to-model valuation model. Due to the fact that there is no active market for this instrument, the fair value of the convertible notes was estimated using a discounted cash flow analysis based on current borrowing rates for instruments with similar terms. In addition, the Company utilized other sources of information for the relevant market parameters in order to develop its fair value.